REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of the
<*> day of <*>, 2006 between BARNABUS ENERGY, INC. (the "Corporation"), a corporation incorporated under the laws of the State of Nevada, and the PARTIES LISTED IN SCHEDULE "A" HERETO (the "CANADIAN Sellers").

      WHEREAS pursuant to a share purchase agreement dated as of the date hereof (the "STOCK PURCHASE AGREEMENT") between the Corporation, 2093603 Ontario Inc. ("EXCHANGECO"), Solar Roofing Systems Inc. (the "COMPANY"), the Canadian Sellers and all of the other shareholders of the Company other than the Corporation (collectively, the "SELLERS"), Exchangeco has agreed to acquire all of the common shares of the Company (the "SOLAR SHARES") that the Corporation does not currently own;

      AND WHEREAS in accordance with the Stock Purchase Agreement, the Sellers will exchange their Solar Shares for cash and either (i) common shares in the capital of the Corporation ("BEI SHARES") or (ii) in the case of the Canadian Sellers, exchangeable Class A shares in the capital of Exchangeco (the "EXCHANGEABLE SHARES");

      AND WHEREAS the Exchangeable Shares may be retracted or redeemed for BEI Shares, subject to the overriding right of the Corporation to directly or indirectly purchase the Exchangeable Shares in certain circumstances in exchange for BEI Shares;

      AND WHEREAS in accordance with the Share Purchase Agreement, the Corporation, Exchangeco and the Canadian Sellers have agreed to enter into a support agreement (the "SUPPORT AGREEMENT");

      AND WHEREAS the execution of and delivery of this Agreement is a condition precedent to the obligations of each Canadian Seller under the Stock Purchase Agreement and Support Agreement;

      NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows respecting the registration of the Registrable Stock under the Securities Act (as defined below) and/or the qualification of such shares for trading under the securities laws of the provinces of Canada:

1. CERTAIN DEFINITIONS

      Unless otherwise defined herein, capitalized terms used herein and not defined shall have the same meaning as are ascribed to such terms in the Stock Purchase Agreement or Support Agreement.

      As used in this Agreement (including the recitals hereto), the following terms shall have the following respective meanings:

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      (a)   "COMMON SHARES" shall mean the shares of common stock, par value
            $0.001 per share, of the Corporation.

      (b) "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

      (c) "FAMILY MEMBERS" shall mean in respect of an individual, any parent, spouse, child, spouse of a child, grandchild, sibling and/or trust created for the benefit of any such person(s), trustee, and/or the estate of such person(s).

      (d) "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as such documents may be amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference in such prospectus.

      (e) "REGISTER", "REGISTERED" and "REGISTRATION" shall mean a registration effected by preparing and filing with the SEC a Registration Statement in compliance with the Securities Act, and the automatic effectiveness or ordering of effectiveness of such Registration Statement.

      (f)   "REGISTRATION EXPENSES" shall mean the expenses so described in
            Section 4.

      (g) "REGISTRATION STATEMENT" shall mean a registration statement filed by the Corporation with the SEC for a public offering and sale of securities of the Corporation other than a registration statement on Form S-8 or Form S-4 or their successors, or any form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation.

      (h) "REGISTRABLE STOCK" shall mean (i) Common Shares of the Corporation held by or issuable to any Canadian Seller which Common Shares were issued or are issuable upon the purchase or exchange of Exchangeable Shares or pursuant to the Exchange Rights Agreement dated of even date hereof between the Corporation, Exchangeco and the Canadian Sellers; and (ii) any Common Shares of the Corporation issued or issuable in respect of share splits, share dividends, reclassifications, recapitalizations, mergers, consolidations, reorganizations or other similar events affecting the Common Shares described in clause (i) held by any Seller from time to time; provided, however, that "Registrable Stock" shall not include any
            (a) Common Shares that have been registered under the Securities Act pursuant to an effective Registration Statement filed thereunder and disposed of in accordance with the Registration Statement covering such shares; (b) Common Shares that have been publicly sold pursuant to Rule 144 under the Securities Act or any other exemption from the registration requirements of the Securities Act available from time to time and (c) Common Shares that have been held for one year in accordance with Rule 144(d) provided that the Corporation shall have satisfied its covenants under Section 6 hereof. (i) "SEC" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

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                                       3


      (j) "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

      (k)   "SELLING EXPENSES" shall mean the expenses so described in Section
            4.

2. REQUIRED REGISTRATION

      The Corporation shall qualify or register all of the shares of Registrable Stock with a Registration Statement filed by the Corporation (which registration statement shall in any event be filed in sufficient time for the registration statement to have been declared effective by the SEC prior to the earlier of (i) the first anniversary of the date hereof or (ii) immediately prior to the exercise by Exchangeco of its redemption rights pursuant to Section 7 of the Share Provisions in respect of any Exchangeable Shares), the effect of which Registration Statement is (when the same is effective) to enable the shares of Registrable Stock, on their issue and subject to Section 8 hereof, to be immediately and freely traded thereafter in the United States on all stock exchanges and quotation systems on which outstanding Common Shares (or such other shares or securities derived therefrom) have been listed by the Corporation and remain listed and are quoted or posted for trading at such time. The Corporation shall keep such Registration Statement effective and current until the first anniversary of the date that all Exchangeable Shares (other than Exchangeable Shares held by the Corporation or its affiliates) are exchanged (or deemed to be exchanged) or sold for shares of Registrable Stock.

3.    REGISTRATION PROCEDURES

      (a)   If and whenever the Corporation is required by the provisions of
            Section 2 to effect the registration of any shares of Registrable Stock, the Corporation will, as expeditiously as possible, prepare and file with the SEC a Registration Statement with respect to such securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as specified in Section 2.

      (b)   If and whenever the Corporation is required by the provisions of
            Section 2 to effect the registration of any shares of Registrable Stock, the Corporation will, use commercially reasonable efforts to do the following as expeditiously as possible:

            (i) prepare and file with the SEC, such amendments and supplements to such Registration Statement and/or the Prospectus as may be necessary to keep such Registration Statement effective for the period specified in Section 2 and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such Registration Statement during such period;

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                                       4


            (ii) furnish to each Seller and to each underwriter such number of copies of the Registration Statement and/or the Prospectus included therein (including each preliminary Prospectus), in conformity with the requirements of the Securities Act and such other documents as such persons reasonably may request, in order to facilitate the public sale or other disposition of the Registrable Stock covered by such Registration Statement and/or prospectus;

            (iii) register or qualify the Registrable Stock covered by such
                  Registration Statement filed with the SEC under the securities or "blue sky" laws of such jurisdictions as any Seller or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Corporation shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (iv) assist a holder of Registrable Stock (at the holder's expense) in the obtaining of an order or exemption from Canadian provincial securities regulators in order to enable such holder to be able to immediately and freely trade such Registrable Stock thereafter for purposes of Canadian provincial securities law on any securities exchange or quotation system on which the Corporation is then listed (subject to any restrictions of general application on transfer by reason of a holder being a "control person" for purposes of Canadian provincial securities law);

            (v) list the Registrable Stock covered by such Registration Statement with any securities exchange or quotation system on which the Common Shares of the Corporation are then listed and pay all fees associated with such listing;

            (vi) appoint a transfer agent and registrar for all such Registrable Stock not later than the effective date of such Registration Statement;

            (vii) immediately notify each Seller and each underwriter under such
                  Registration Statement, at any time when a Prospectus relating thereto is required to be delivered, of the occurrence of any event of which the Corporation has knowledge as a result of which such Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

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                                       5


            (viii) furnish, if the offering is underwritten, at the request of any Seller, on the date that Registrable Stock is delivered to the underwriters for sale pursuant to such registration: (A) an opinion, dated such date, of counsel representing the Corporation for the purposes of such registration, addressed to the underwriters and to each Seller, stating that such Registration Statement, or any supplement thereto, has become effective under the Securities Act and that (I) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and (II) the Registration Statement, the Prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any due diligence opinion or opinion as to financial statements contained therein); (B) a letter dated such date from the independent public accountants retained by the Corporation, addressed to the underwriters and to each Seller stating that they are independent public accountants within the meaning of the Securities Act, and that, in the opinion of such accountants, the financial statements of the Corporation included in the Registration Statement, or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act;

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                                       6


            (ix) make available for inspection by each Seller, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

            (x) promptly notify each Seller: (A) that any supplement to any Prospectus forming a part of such Registration Statement has been filed; and (B) promptly after it shall receive notice thereof of the time when such Registration Statement has become effective;

            (xi) notify each Seller of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus; and

            (xii) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related Prospectus, use its reasonable best efforts promptly to obtain the withdrawal of such order.

            (xiii) continue the listing or quotation of the Common Shares on each national exchange or quotation system on which the Common Shares, to maintain are listed or quoted on the date hereof and on any national exchange or quotation system on which the Common Shares are qualified for listing or quotation after the date hereof, until such time as the Registrable Stock becomes freely tradable in the United States without registration under the Securities Act.

      If the Corporation has delivered a Prospectus to any Seller and, after having done so, the Prospectus is amended to comply with the requirements of the Securities Act, the Corporation shall promptly notify the Seller.

      In connection with each registration hereunder, each Seller will furnish to the Corporation in writing such information with respect to the Seller and the proposed distribution by it as shall be necessary in order to comply with United States and applicable state securities laws, as applicable and any requests made by the SEC.

      In connection with each registration pursuant to Section 2 covering an underwritten public offering, subject to the terms and provisions hereof, the Corporation and each Seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Corporation's size and investment stature.

4.    EXPENSES

      All expenses incurred by the Corporation in complying with Section 2 including, without limitation, all registration and filing fees, printing expenses, listing fees, translation fees, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes and fees of transfer agents and registrars, are hereinafter referred to as "REGISTRATION Expenses". All other fees, expenses, discounts and commissions incurred by the Canadian Sellers including without limitation underwriting discounts, brokerage commissions and legal fees are hereinafter referred to as "SELLING EXPENSES".

      The Corporation will pay all Registration Expenses in connection with each Registration Statement under Section 2. All Selling Expenses in connection with each Registration Statement under Section 2 shall be borne by the participating sellers (including the Corporation if the Corporation is a seller) in proportion to the number of shares sold by each, except, as between participating sellers other than the Corporation, as such participating sellers may otherwise agree.

5.    INDEMNIFICATION AND CONTRIBUTION.

      (a) In the event of a registration or qualification of any of the Registrable Stock under the Securities Act pursuant to Section 2 the Corporation will indemnify and hold harmless each Seller thereunder, each officer, director, partner, member, agent and employee of each Seller, each signatory of the Prospectus or Registration Statement on behalf of each Seller, each underwriter of such Registrable Stock thereunder and each other person, if any, who controls each Seller or underwriter within the meaning of the Securities Act or the Exchange Act (collectively the "CORPORATION INDEMNITEES"), against any losses, claims, damages or liabilities, joint or several, to which such Corporation Indemnitees may become subject under the Securities Act, the Exchange Act, state securities or "blue sky" laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are

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            based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 2 any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (but only if such is not corrected in the final Prospectus), or arise out of or are based upon any violation or alleged violation by the Corporation of the Securities Act, the Exchange Act or any applicable state securities laws in connection with any such Registration Statement or Prospectus, and will reimburse each such Corporation Indemnitee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with or in reliance upon information furnished by such Seller, any such underwriter or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

      (b) In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to Section 2, each Seller will indemnify and hold harmless the Corporation, each person, if any, who controls the Corporation within the meaning of the Securities Act or the Exchange Act, each officer of the Corporation who signs the Registration Statement, each director of the Corporation, each underwriter and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, against all losses, claims, damages or liabilities, joint or several, to which the Corporation or such officer, director, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or "blue sky" laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 2, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (but only if such is not corrected in the final Prospectus), or arise out of or are based upon any violation or alleged violation by such Seller of the Securities Act, the Exchange Act or any applicable state securities laws in connection with any such Registration Statement or Prospectus, and will reimburse the Corporation and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in

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                                       8


            connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that each Seller will be liable hereunder in any such case if and only to the extent that any such loss,  claim,  damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller furnished in writing to the Corporation by the Seller specifically for use in such Registration Statement or Prospectus, and the Seller will reimburse, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection in connection with investigating or defending any such loss, claim, damage or liability, provided, further, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by the Seller under such Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by the Seller from the sale of Registrable Stock covered by such Registration Statement.

      (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5 and shall only relieve it from any liability which it may have to such indemnified party under this Section 5 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has concluded that there are reasonable defenses available to it (based on an opinion of nationally recognized legal counsel in the United States) which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, and such indemnifying party shall have no obligation whatsoever with respect to any claim that has been so settled or any judgment that has been so consented to without such consent.

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                                       9


      (d) In order to provide for just and equitable contribution to joint liability in circumstances in which the indemnification provided in this Section 5 is due in any case in which either (i) any Seller exercising rights under this Agreement, or any controlling person of such Seller, makes a claim for indemnification pursuant to this
            Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of such Seller or any controlling person thereof in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Corporation and such Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Seller is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Corporation is responsible for the remaining portion; provided, however, that, in any such case, (A) such Seller will not be required to contribute any amount in excess of the public offering price of all such Registrable Stock offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 5, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 5. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent.

      (e)   The obligations of the Corporation and each Seller under this
            Section 5 shall survive the completion of any offering of Registrable Stock under a Registration Statement whether under this Agreement or otherwise.

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                                       10


6.    RULE 144 REPORTING

      With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Stock to the public without registration, at all times after 90 days after any Registration Statement covering a public offering of securities of the Corporation under the Securities Act shall have become effective, the Corporation agrees to:

      (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

      (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act; and

      (c) furnish to each holder of Registrable Stock forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any Registrable Stock without registration.

7.    REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

      The Corporation represents and warrants to each Seller as follows:

      (a) the execution, delivery and performance of this Agreement by the Corporation have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the organization documents of the Corporation or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation; and

      (b) this Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

8.    RESTRICTIONS ON SALES OF COMMON STOCK

      (a) Before any Canadian Seller sells any shares of Common Stock pursuant to an effective Registration Statement, such Canadian Seller shall inquire of the Corporation whether any event as described in Section 3(b)(vii) has occurred, and if informed that such an event has occurred such Seller shall refrain from selling any shares of Common Stock until the Corporation notifies such Canadian Seller that the Prospectus may be used. The Corporation shall respond promptly (and in any event within two Business Days after the date on which such Canadian Seller inquiry is made) to any Canadian Seller inquiry under this Section 8(a), and such response shall clearly indicate whether any such event has occurred.

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                                       11


      (b) If the sale of Common Stock is not prohibited by Section 8(a), then each Canadian Seller may sell shares of Common Stock but shall limit such sales pursuant to an effective Registration Statement in any calendar quarter to the greater of (i) the number of shares the sale of which is necessary to pay the income tax liability of such Canadian Seller resulting from the receipt of Common Stock, and (ii) one percent (1%) of the total number of shares the Corporation then has outstanding as shown by the most recent report or statement published by the Corporation.

9.    MISCELLANEOUS

      (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Stock), whether so expressed or not, provided, however, that registration rights conferred herein shall only inure to the benefit of a transferee of Registrable Stock (and transferees of such transferees) if there is transferred to such transferee at least fifty percent (50%) of the Registrable Stock held by any Canadian Seller on the date hereof. Each permitted transferee of Registrable Stock shall execute a counterpart of and become a party to this Agreement and shall be deemed to be a "Canadian Seller" for all purposes. Each of the parties hereto agrees to any transfer of a Canadian Seller's rights hereunder in accordance with this Section 9(a).

      (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered by courier or sent by telecopier, addressed as follows:

            (i)   if to any Canadian Seller:

                  To the address set forth for such Canadian Seller in the Stock Purchase Agreement.

                  with a copy to:

                  Fasken Martineau DuMoulin
                  Toronto Dominion Bank Tower
                  P.O. Box 20
                  Toronto-Dominion Centre
                  Toronto, ON M5K 1N6
                  Attention:  Craig Brown
                  Fax No:  (416) 364-7813

            (ii) if to any subsequent holder of Registrable Stock, to it at such address as may have been furnished to the Corporation in writing by such holder;

            (iii) if to the Corporation:

                  Barnabus Energy, Inc.

                  514 Via De La Valle #200

                  Solana Beach, CA  92075

                  U.S.A.

                  Attention: David Saltman, Chief Executive Officer Fax No: (760) 930-2691

                  with a copy to:

                  Edwards Angell Palmer & Dodge LLP
                  750 Lexington Avenue
                  New York, NY 10022

                         Attention: D. Roger Glenn, Esq.
                         Fax No: 212.308.4844

            (iv) in any case, at such other address or addresses as shall have been furnished in writing to the Corporation (in the case of any Canadian Seller) or to any Seller (in the case of the Corporation) in accordance with the provisions of this paragraph.

            Any demand, notice or other communication made or given by courier shall be conclusively deemed to have been given on the second (2nd) business day following the deposit thereof with the courier and, if made or given by fax, on the day of transmittal thereof (provided the original copy is immediately forwarded by courier).

      (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York with respect to any matter arising hereunder or related hereto. The parties hereto agree that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of the State of New York, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction.

      (d) This Agreement may not be amended or modified without the written consent of the parties hereto.

      (e) Each Seller shall not have any right to take any action (or to withhold any action required herein) to restrain, enjoin, hinder or delay any registration under the Securities Act as the result of any disagreement that may result over the interpretation of this Agreement, and each party hereto agrees not to do so.

      (f) This Agreement may be executed counterparts and/or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g) If requested in writing by the underwriters for the initial firm-commitment underwritten public offering of securities of the Corporation, each Seller shall agree not to sell publicly any shares of Registrable Stock (other than shares of Registrable Stock being registered or qualified in such offering), without the consent of such underwriters, for a period of not more than 120 days following the effective date of the Registration Statement relating to such offering; provided, however, that: (i) all persons entitled to registration rights with respect to Common Shares who are not parties to this Agreement, all other persons selling Common Shares in such offering, all persons holding in excess of 1% of the capital stock of the Corporation on a fully diluted basis and all executive officers and directors of the Corporation shall also have agreed not to sell publicly their Common Shares under the circumstances and pursuant to the terms set forth in this Section 9(g); and (ii) such agreement shall only apply to the first Registration Statement covering Common Shares of the Corporation to be sold on its behalf to the public in an underwritten offering. Notwithstanding the foregoing, any agreement entered into pursuant to this Section 9(g) must permit the transfer by each Seller to: (i) a partner, member, Family Member or affiliate of such Seller, or such partner's partner or member's partner or member; (ii) a fund, limited partnership, or legal entity that is managed or controlled by, is under common control with, or whose manager or general partner, as applicable, is the same as or is an affiliate of the manager or general partner of such Seller; or (iii) to any person who would be a transferee of the holder permitted under the Shareholders' Agreement, so long as, in each such case, such transferee also agrees to enter into and be bound by a lock-up agreement pursuant to this Section 9(g). (h) In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

      (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      IN WITNESS WHEREOF the parties have executed this Agreement on and as of the day first above written.

                                    BARNABUS ENERGY, INC.

                                       By:

                                          --------------------------------------
                                          Name:  David Saltman
                                          Title: Chief Executive Officer

                                    SELLERS:

                                          --------------------------------------
                                          Jim Chaney

                                          --------------------------------------
                                          William Chislett

                                          --------------------------------------
                                          Paul Cowley

                                          --------------------------------------
                                          Norman Dodd

                                          --------------------------------------
                                          Howard Gomes

                                          --------------------------------------
                                          Lois Holmes

                                          --------------------------------------
                                          Krino Kafato

                                          --------------------------------------
                                          Robert Kafato

                                          --------------------------------------
                                          Keith Knights

                                          --------------------------------------
                                          Heshmat Laaly

                                          --------------------------------------
                                          Raymond Laaly

                                          --------------------------------------
                                          Stanley Levy

                                          --------------------------------------
                                          Donald Rogers


                                    1594505 ONTARIO INC.

                                       By:

                                          --------------------------------------
                                          Name:
                                          Title:


                                          --------------------------------------
                                          Jahangir Noorvash

                                          --------------------------------------
                                          Sean Noorvash

                                          --------------------------------------
                                          Bahram Raeen


                                          --------------------------------------
                                          Craig Suarez


                                          --------------------------------------
                                          Phil Kaszuba


                                          --------------------------------------
                                          Craig Brown


                                          --------------------------------------
                                          Allan Kling


                                    MARGREG LTD.

                                       By:

                                          --------------------------------------
                                          Name:
                                          Title:

                                        DODD FAMILY TRUST

                                       By:

                                           ------------------------------------
                                           Norman Dodd, Trustee

                                       By:

                                           ------------------------------------
                                           Lorraine Dodd, Trustee